EXHIBIT 13.1

CERTIFICATION

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

(Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code)

Pursuant to Section 906 of the Sarbanes Oxley Act of 2002 (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), each of the undersigned officers of Fly Leasing Limited (the “Company”), does hereby certify, to such officer’s knowledge, that:

1.
the accompanying annual report on Form 20-F of the Company for the year ended December 31, 2019 (the “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 28, 2020

/s/ Colm Barrington
Colm Barrington
Chief Executive Officer
Fly Leasing Limited

Date: February 28, 2020

/s/ Julie Ruehl
Julie Ruehl
Chief Financial Officer
Fly Leasing Limited